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                                                                  EXHIBIT 23.10


                              CONSENT OF ENGINEERS


        We consent to the reference to our firm under the captions "Business -- Oil and Gas Reserves" and "Experts" in this Registration Statement on Form S-3 and the related Prospectus.

                                        CLAY, HOLT & KLAMMER




                                        /s/ T. J. HOLT
                                        ---------------------------------------
                                        T. J. Holt

Pittsburgh, Pennsylvania
January 20, 1997